EX-99.77Q3
exhibit77q3.txt
EXHIBIT 99.77Q3 - ADDITIONAL ITEMS

Exhibit 77Q3

Registrant: American Century Asset Allocation Portfolios

File Number: 811-21591

Registrant CIK Number: 0001293210

The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 72DD,
72EE, 73A, 73B, 74U and 77V.  The complete answers are as follows:

For period ending  01/31/2009
Series Number:  1

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                  5,151
          Institutional Class              668

         2. Dividends for a second class of open-end company shares

         Advisor Class                     843
         R Class                                 170

73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class               $0.3538
          Institutional Class        $0.3725
          2. Dividends from a second class of open-end company shares

          Advisor Class              $0.3305
          R Class                          $0.3071

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                     1,965
          Institutional Class               242
         2. Dividends for a second class of open-end company shares

         Advisor Class                       344
         R Class                                    75

73.     Capital gains per share for which record date passed during the period:
      1. Dividends from capital gains
          Investor Class               $0.1350
          Institutional Class        $0.1350
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class               $0.1350
          R Class                           $0.1350

74U.     1. Number of shares outstanding  (000's)
         Investor Class                22,409
         Institutional Class          4,585
         2. Number of shares outstanding of a second class of open-end company shares (000's)

         Advisor Class                2,899
         R Class                            1,170

74V.     1. Net asset value per share (to nearest cent)
         Investor Class               $8.65
         Institutional Class        $8.66
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $8.65
         R Class                          $8.65

For period ending  01/31/2009
Series Number:  2

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class               5,950
          Institutional Class          1,226
         2. Dividends for a second class of open-end company shares

         Advisor Class                   799
         R Class                              136

73.     Distributions per share for which record date passed during the period:
A)       1. Dividends from net investment income
          Investor Class            $0.2995
          Institutional Class       $0.3176
          2. Dividends from a second class of open-end company shares

          Advisor Class             $0.2768
          R Class                   $0.2542

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                 3,244
          Institutional Class              624
         2. Dividends for a second class of open-end company shares

         Advisor Class                     472
         R Class                            87

73.     Distributions per share for which record date passed during the period:
      1. Dividends from capital gains
          Investor Class            $0.1633
          Institutional Class       $0.1633
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.1633
          R Class                   $0.1633

74U.     1. Number of shares outstanding  (000's)
         Investor Class                    31,641
         Institutional Class                6,054
         2. Number of shares outstanding of a second class of open-end company shares (000's)

         Advisor Class                3,227
         R Class                        679

74V.     1. Net asset value per share (to nearest cent)
         Investor Class              $8.39
         Institutional Class         $8.39
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class               $8.39
         R Class                     $8.38

For period ending  01/31/2009
Series Number:  3

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                2,791
          Institutional Class             561
         2. Dividends for a second class of open-end company shares

         Advisor Class                    436
         R Class                           74

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                    2,117
          Institutional Class                 397

         2. Dividends for a second class of open-end company shares

         Advisor Class                       364
         R Class                              69

73.     Distributions per share for which record date passed during the period:
          Investor Class            $0.2415
          Institutional Class       $0.2592
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.2193
          R Class                   $0.1971

73.     Distributions per share for which record date passed during the period:
      1. Dividends from capital gains
          Investor Class            $0.1832
          Institutional Class       $0.1832
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.1832
          R Class                   $0.1832

74U.     1. Number of shares outstanding (000's)
         Investor Class                  16,681
         Institutional Class              3,583

         2. Number of shares outstanding of a second class of open-end company shares (000's)
         Advisor Class                  2,271
         R Class                          458

74V.     1. Net asset value per share (to nearest cent)
         Investor Class             $8.21
         Institutional Class        $8.21
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $8.21
         R Class                    $8.21

For period ending  01/31/2009
Series Number:  4

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    1,473
          Institutional Class                 569
         2. Dividends for a second class of open-end company shares

         Advisor Class                         216
         R Class                                30

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                       1,313
          Institutional Class                    471

         2. Dividends for a second class of open-end company shares

         Advisor Class                          213
         R Class                                 33

73.     Distributions per share for which record date passed during the period:
          Investor Class            $0.2221
          Institutional Class       $0.2393
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.2005
          R Class                   $0.1789

73.     Distributions per share for which record date passed during the period:
      1. Dividends from capital gains
          Investor Class            $0.1980
          Institutional Class       $0.1980
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.1980
          R Class                   $0.1980

74U.     1. Number of shares outstanding (000's)
         Investor Class                  8,027
         Institutional Class             2,988

         2. Number of shares outstanding of a second class of open-end company shares (000's)
         Advisor Class                    1,229
         R Class                            227

74V.     1. Net asset value per share (to nearest cent)
         Investor Class             $7.96
         Institutional Class        $7.96
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $7.95
         R Class                    $7.95

For period ending  01/31/2009
Series Number:  5

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    1,134
          Institutional Class                 228
         2. Dividends for a second class of open-end company shares

         Advisor Class                     181
         R Class                            22

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                       406
          Institutional Class                   79

         2. Dividends for a second class of open-end company shares

         Advisor Class                      73
         R Class                            12

73.     Distributions per share for which record date passed during the period:
          Investor Class            $0.2413
          Institutional Class       $0.2514
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.2288
          R Class                   $0.2163

73.     Distributions per share for which record date passed during the period:
      1. Dividends from capital gains
          Investor Class            $0.0875
          Institutional Class       $0.0875
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.0875
          R Class                   $0.0875

74U.     1. Number of shares outstanding (000's)
         Investor Class                11,519
         Institutional Class            1,740

         2. Number of shares outstanding of a second class of open-end company shares (000's)
         Advisor Class                  1,283
         R Class                          230

74V.     1. Net asset value per share (to nearest cent)
         Investor Class              $8.53
         Institutional Class         $8.53
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class               $8.52
         R Class                     $8.52

For period ending  01/31/2009
Series Number:  11

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                 71
          Institutional Class            11

         2. Dividends for a second class of open-end company shares

         Advisor Class                   13
         R Class                         12

73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class               $0.1170
          Institutional Class          $0.1259
          2. Dividends from a second class of open-end company shares

          Advisor Class              $0.1058
          R Class                          $0.0946

74U.     1. Number of shares outstanding  (000's)
         Investor Class                11,468
         Institutional Class            1,426
         2. Number of shares outstanding of a second class of open-end company shares (000's)

         Advisor Class                 132
         R Class                       147

74V.     1. Net asset value per share (to nearest cent)
         Investor Class               $7.34
         Institutional Class          $7.34
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $7.34
         R Class                    $7.34

For period ending  01/31/2009
Series Number:  12

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                  37
          Institutional Class              8
         2. Dividends for a second class of open-end company shares

         Advisor Class                     5
         R Class                          15

73.     Distributions per share for which record date passed during the period:
A)       1. Dividends from net investment income
          Investor Class            $0.0901
          Institutional Class       $0.0984
          2. Dividends from a second class of open-end company shares

          Advisor Class             $0.0796
          R Class                   $0.0692

74U.     1. Number of shares outstanding (000's)
         Investor Class                    9,133
         Institutional Class               1,248

         2. Number of shares outstanding of a second class of open-end company shares (000's)
         Advisor Class                        90
         R Class                             229

74V.     1. Net asset value per share (to nearest cent)
         Investor Class             $6.85
         Institutional Class        $6.84
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $6.84
         R Class                    $6.84

For period ending  01/31/2009
Series Number:  13

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    16
          Institutional Class                1
         2. Dividends for a second class of open-end company shares

         Advisor Class                     3
         R Class                          11

73.     Distributions per share for which record date passed during the period:
          Investor Class            $0.0856
          Institutional Class       $0.0936
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.0757
          R Class                   $0.0658

74U.     1. Number of shares outstanding (000's)
         Investor Class                       2,828
         Institutional Class                    794

         2. Number of shares outstanding of a second class of open-end company shares (000's)
         Advisor Class                       46
         R Class                            178

74V.     1. Net asset value per share (to nearest cent)
         Investor Class             $6.46
         Institutional Class        $6.46
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $6.46
         R Class                    $6.45

For period ending  01/31/2009
Series Number:  14

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    9
          Institutional Class               10
         2. Dividends for a second class of open-end company shares

         Advisor Class                     -
         R Class                            1

73.     Distributions per share for which record date passed during the period:
          Investor Class            $0.0711
          Institutional Class       $0.0787
          2. Dividends from capital gains from a second class of open-end company shares

          Advisor Class             $0.0616
          R Class                   $0.0521

74U.     1. Number of shares outstanding (000's)
         Investor Class                       291
         Institutional Class                  208

         2. Number of shares outstanding of a second class of open-end company shares (000's)
         Advisor Class                       4
         R Class                             11

74V.     1. Net asset value per share (to nearest cent)
         Investor Class             $6.18
         Institutional Class        $6.18
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         Advisor Class              $6.17
         R Class                    $6.17